Exhibit 99.1

Red Metal Resources Announces Closing of Subscription Receipt Private Placement

NOT FOR DISTRIBUTION TO UNITED STATES NEWSWIRE SERVICES OR FOR DISSEMINATION IN THE UNITED STATES

THUNDER BAY, ON, June 16, 2021 - Red Metal Resources Ltd. (the “Company” or “Red Metal”) (OTCPINK:RMES) is pleased to announce that it has closed its oversubscribed non-brokered private placement of 6,460,872 subscription receipts at a price of $0.15 per subscription receipt (each, a “Subscription Receipt”), previously announced on February 17, 2021 for gross proceeds of $969,131 (the “SR Offering”). Further to the news release dated May 19, 2021 announcing the closing of the unit offering (the “Unit Offering”), with a lead order from AlphaNorth Asset Management, the Company has raised aggregate gross proceeds of $1,546,581.2 in total through the SR Offering and the Unit Offering combined.

In connection with the SR Offering, the Company entered into a subscription receipt agreement with Computershare Trust Company dated June 15, 2021 (the “SR Agreement”) pursuant to which the proceeds of the SR Offering (the “Escrowed Funds”) have been deposited in escrow. The Escrowed Funds will be held in escrow pending satisfaction of the escrow release conditions in full pursuant to the terms of the SR Agreement (the “Escrow Release Conditions”), including but not limited to the Company completing the listing of its common shares on a recognized stock exchange in Canada. Upon satisfaction of the Escrow Release Conditions (the “Escrow Release Date”), the Escrowed Funds, after deducting certain finder's fees payable in connection of the SR Financing, will be released to the Company and each Subscription Receipt will be automatically converted without any further action on the part of the holder thereof into one SR Unit (as defined below).

In connection with the SR Offering, the Company agreed to pay finders fees to certain registered broker dealers payable on the Escrow Release Date consisting of: (1) a cash commission in an amount equal to 7% of the gross proceeds raised from subscribers to the SR Offering who were introduced by such finders, and (2) finders warrants in an amount equal to 7% of the number of Subscription Receipts purchased by subscribers introduced by such finders to the Company (the “Finder's Warrants”). The Finder's Warrants will be on the same terms as the SR Warrants as defined below.

Each SR Unit will consist of one common share of the Company and one common share purchase warrant (each a “SR Warrant”). Each SR Warrant will entitle the holder thereof to purchase an additional common share of the Company at a price of CAD$0.30 per common share, if exercised during the first year following the Escrow Release Date, and at a price of CAD$0.60, if exercised during the second year following the Escrow Release Date. Pursuant to the terms of the SR Offering, in the event that the Company does not meet the Escrow Release Conditions by September 30, 2021 (or such later date as may be agreed to by the Company), the escrow agent shall return to the holders of the Subscription Receipts an amount equal to the aggregate purchase price paid for the Subscription Receipts held by each holder, and each Subscription Receipt shall be cancelled and be of no further force or effect. The SR Units and all underlying securities to be issued pursuant to the SR Offering will be subject to a four-month hold period under applicable Canadian securities laws.

The proceeds of the SR Offering are intended to be used to advance Red Metal’s flagship Carrizal copper-gold-cobalt property in Atacama, Chile and for working capital purposes.

Caitlin Jeffs, P.Geo., President and CEO of the Company, commented, “We are extremely pleased to have closed this upsized financing. The over-subscription attests to the quality of not only our project, but also our team. We welcome all as new shareholders of Red Metal and look forward to a safe and prosperous 2021”.

The securities referred to herein will not be or have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

About AlphaNorth Asset Management

AlphaNorth Asset Management is a Toronto based investment manager. AlphaNorth believes that superior long term equity returns are achievable by exploiting inefficiencies in the Canadian small cap universe through careful security selection. The firm combines technical analysis with both a bottom-up and top-down strategy in the selection of investments offering the best reward versus risk opportunities.

About Red Metal Resources Ltd.

Red Metal Resources is a mineral exploration company focused on aggressive growth through acquiring, exploring and developing copper-cobalt-gold assets in Chile. The Company’s projects are located in the prolific Candelaria iron oxide copper-gold (IOCG) belt of Chile's coastal Cordillera. Red Metal is quoted on the OTC Link alternative trading system on the OTC Pink marketplace under the symbol RMES.

For more information, visit www.redmetalresources.com.

Contact:

Red Metal Resources Ltd.

Caitlin Jeffs, P.Geo, CEO

807.345.7384

www.redmetalresources.com

Cautionary Note Concerning Forward-Looking Information

This press release contains forward-looking information. All statements, other than statements of historical fact, that address activities, events or developments that the Company believes, expects or anticipates will or may occur in the future (including, without limitation, statements regarding the completion and size of the proposed SR Offering, the use of proceeds of the Unit Offering and SR Offering, mineral resource estimates, drill targets, exploration results, future drilling and other future exploration, potential gold discoveries and future development) are forward-looking information. This forward-looking information reflects the current expectations or beliefs of the Company based on information currently available to the Company. Forward-looking information is subject to a number of risks and uncertainties that may cause the actual results of the Company to differ materially from those discussed in the forward-looking information, and even if such actual results are realized or substantially realized, there can be no assurance that they will have the expected consequences to, or effects on the Company. Factors that could cause actual results or events to differ materially from current expectations include, among other things, the possibility that planned drilling programs will be delayed, uncertainties relating to the availability and costs of financing needed in the future, activities of the Company may be adversely impacted by the continued spread of the recent widespread outbreak of respiratory illness caused by a novel strain of the coronavirus (“COVID-19”), including the ability of the Company to secure additional financing, risks related to the exploration stage of the Company’s properties, the possibility that future exploration (including drilling) or development results will not be consistent with the Company’s expectations, failure to establish estimated mineral resources, changes in world gold, copper markets or equity markets, political developments in Chile, fluctuations in currency exchange rates, inflation, changes to regulations affecting the Company’s activities, delays in obtaining or failure to obtain required project approvals, the uncertainties involved in interpreting drilling results and other geological data and the other risks disclosed under the heading “Risk Factors” and elsewhere in the Company’s annual report on Form 10-K filed on SEDAR at www.sedar.com and EDGAR at www.sec.gov. Forward-looking information speaks only as of the date on which it is provided and,

except as may be required by applicable securities laws, the Company disclaims any intent or obligation to update any forward-looking information, whether as a result of new information, future events or results or otherwise. Although the Company believes that the assumptions inherent in the forward-looking information are reasonable, forward-looking information is not a guarantee of future performance and accordingly undue reliance should not be put on such information due to the inherent uncertainty therein. For further information, please visit our website at www.redmetalresources.com, or contact caitlin.jeffs@redmetalresources.com

OTC Markets has not reviewed and does not accept responsibility for the adequacy or accuracy of this release. This news release may contain forward-looking statements including but not limited to comments regarding the timing and content of upcoming work programs, geological interpretations, receipt of property titles, potential mineral recovery processes, etc. Forward-looking statements address future events and conditions and, therefore, involve inherent risks and uncertainties. Actual results may differ materially from those currently anticipated in such statements.